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                                                                    EXHIBIT 99.2
                       NOTICE OF GUARANTEED DELIVERY FOR

               TENDER OF ANY AND ALL OUTSTANDING 13 1/2% SENIOR

             NOTES DUE MAY 15, 2009 OF KMC TELECOM HOLDINGS, INC.

   This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer of KMC Telecom Holdings, Inc., a Delaware corporation (the "Company"), made pursuant to the Prospectus, dated December 1, 1999 (the "Prospectus"), if certificates for the outstanding 13 1/2% Senior Notes due May 15, 2009 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Chase Manhattan Bank (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) or an Agent's Message in lieu thereof, must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

                                      To:

                   The Chase Manhattan Bank, Exchange Agent

    By registered or certified mail, by overnight courier or by hand:

                           The Chase Manhattan Bank
                                55 Water Street
                           Room 234, North Building
                           New York, New York 10041
                           Attention: Carlos Esteves

                                      or

                          By facsimile transmission:

                           The Chase Manhattan Bank
              Facsimile Number: (212) 638-7380 or (212) 638-7381
                     Confirm by Telephone: (212) 638-0828

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Original Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount of Original Notes
Tendered:*


$ ___________________________________     If Original Notes will be delivered
Certificate Nos. (if available):          by book-entry transfer to the
                                          Depository Trust Company, provide
                                          account number.

-------------------------------------

Total Principal Amount
Represented by Original Notes
Certificate(s):                           DTC Account Number: ____________

                                          Date: _______________________________

$ ___________________________________



-------------------------------------
Name(s) of Registered Holder(s):

* Must be in denominations of principal amount of $1,000 or any integral multiple thereof.

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   AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X __________________________________        _________________________________


X __________________________________        ___________________________________
     Signature(s) of Owners(s)                           Date
      Of Authorized Signatory

Area Code and Telephone Number: ___________________________________________

   MUST BE SIGNED BY THE HOLDER(S) OF ORIGINAL NOTES AS THEIR NAME(S) APPEAR(S) ON CERTIFICATES FOR ORIGINAL NOTES OR ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________

________________________________________________________________________________

Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________


                                   GUARANTEE

   The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" (within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended) hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the
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book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Date of the Exchange Offer.

_____________________________________     _____________________________________
            Name of Firm

                                                  Authorized Signature

_____________________________________     _____________________________________
               Address

                                                          Title

_____________________________________     Name: _______________________________
              Zip Code

                                                 (Please Type or Print)

Area Code and Tel. No. ______________     Dated: ______________________________

   NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.